EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statement:
(1)   Registration Statement (Form S-8 No. 333-217280) of Yext, Inc.,

of our report dated March 16, 2018, with respect to the consolidated financial statements of Yext, Inc. included in this Annual Report (Form 10-K) of Yext, Inc. for the year ended January 31, 2018.

/s/ Ernst & Young LLP

New York, New York
March 16, 2018

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